UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 26, 2013 (August 23, 2013)

WABCO HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Delaware	1-33332	20-8481962
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Chaussee de Wavre, 1789 1160 Brussels, Belgium One Centennial Avenue, P.O. Box 6820, Piscataway, NJ	08855-6820
(Address of principal executive offices)	(zip code)

Registrant’s telephone number, including area code: 32-2-663-9-800

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On August 23, 2013, WABCO Holdings Inc. (the “Company”) and certain other subsidiaries of WABCO Holdings Inc. (collectively, “WABCO”), entered into an Amendment Letter (the “Amendment Letter”) to the $400 million multi-currency 5-year senior unsecured revolving credit facility (the “WABCO Facility”), dated July 8, 2011, with the lenders and agent banks party thereto, including Banc of America Securities Limited as Agent, Issuing Bank and Swingline Lender, and Banc of America Securities Limited, Citigroup Global Markets Limited, Fortis Bank S.A./N.V., ING Belgium SA/NV, Société Générale Corporate & Investment Banking, The Bank of Tokyo-Mitsubishi UFJ, Ltd and The Royal Bank of Scotland NV, (Belgium) Branch, Crédit Lyonnais and Unicredit Bank AG as Lenders.

The Amendment Letter extends the expiration date of the WABCO Facility from September 1, 2016 to September 1, 2018. No other material terms were amended.

Under the WABCO Facility, WABCO may borrow, on a revolving basis, loans in an aggregate principal amount at any one time outstanding not in excess of the U.S. Dollar equivalent of $400 million, with up to the U.S. Dollar equivalent of $50 million being available in the form of letters of credit and up to the U.S. Dollar equivalent of $50 million being available in the form of swingline loans.

The proceeds of the borrowings under the WABCO Facility are available to repurchase WABCO shares, finance acquisitions, refinance existing indebtedness and meet general financing requirements.

A copy of the Amendment Letter is attached as Exhibit 10.1 and is incorporated herein by reference. The foregoing summary of the Amendment Letter does not purport to be complete and is qualified in its entirety by reference to the Amendment Letter. You are encouraged to read the Amendment Letter.

ITEM 2.03	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT.

The information set forth in Item 1.01 of this report is incorporated by reference into this Item 2.03.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

The following exhibits are filed or furnished as part of this Report to the extent described in Items 1.01 and 2.03.

10.1	Amendment Letter

INFORMATION CONCERNING FORWARD-LOOKING STATEMENTS

Comments in this report, and in the exhibit attached hereto, contain certain forward-looking statements, which are based on management’s good faith expectations and beliefs concerning future developments. Actual results may differ materially from these expectations as a result of many factors. These factors include, but are not limited to, the risks and uncertainties described in the “Risk Factors” section and the “Forward Looking Statements” section of WABCO’s Annual Report on Form 10-K, as well as in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Information Concerning Forward Looking Statements” sections of WABCO’s Form 10-Q Quarterly Reports. WABCO does not undertake any obligation to update such forward-looking statements. All market and industry data are based on Company estimates.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 26, 2013	WABCO HOLDINGS INC.

	By:	/s/ Vincent Pickering
	Name:	Vincent Pickering
	Title:	Chief Legal Officer and Secretary

Exhibit Index

Exhibit No.	Description of Document

10.1	Amendment Letter